UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2018

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. (e) Compensatory Arrangements of Certain Officers

Redwood Trust, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders on May 22, 2018 (the “Annual Meeting”). During the Annual Meeting, stockholders voted to approve an amendment and restatement of the Company’s 2014 Incentive Award Plan to comply with NYSE stockholder approval requirements and to satisfy the stockholder approval requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2014 Incentive Award Plan is referred to herein as the “Original Plan” and the amended and restated 2014 Incentive Award Plan is referred to herein as the “Amended Plan”. With both stockholder approval and prior approval by the Company’s Board of Directors, the Amended Plan makes various changes to the Original Plan, including:

•	Increases the number of shares available by 4,000,000 shares;

•	Establishes a limit on the total aggregate value of cash and equity-based awards granted to any nonemployee director during any calendar year by increasing the current limit on equity-based awards by $100,000 to $600,000; and

•	Provides for Redwood to withhold shares in connection with a net-share settlement of certain awards, including certain awards outstanding on the date of this 2018 Annual Meeting of the Stockholders, based on the award holder’s maximum individual statutory withholding rates for the applicable jurisdictions.

The foregoing description of the Amended Plan is qualified in its entirety by the text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Promotion of Christopher J. Abate to CEO and Dashiell I. Robinson to President. As previously announced on December 4, 2017, in connection with the retirement of Martin S. Hughes from the position of Chief Executive Officer of the Company on May 22, 2018, Christopher J. Abate was promoted to Chief Executive Officer and principal executive officer, and Dashiell I. Robinson was promoted to President, each effective as of May 22, 2018.

In connection with these promotions, the following compensation terms were approved by the Compensation Committee of the Board of Directors, effective on May 22, 2018:

•	With respect to Mr. Abate: (i) effective for the period of May 22, 2018 through December 31, 2018, Mr. Abate’s annual base salary rate will be increased from $600,000 to $675,000; (ii) an award of performance stock units (PSUs) (made pursuant to the Company’s Amended Plan) was granted on May 22, 2018 to Mr. Abate with a grant date value of $250,000, which award will vest, if at all, at the end of three years (on May 21, 2021) based on total stockholder return (TSR) over the three-year vesting period, on the same general terms as the 2017 year-end PSU awards granted on December 14, 2017 and described in the Company’s Proxy Statement filed on March 28, 2018 (the 2018 Proxy Statement); and (iii) an award of deferred stock units (made pursuant to the Company’s Amended Plan) was granted on May 22, 2018 to Mr. Abate with a grant date value of $250,000, which award will vest over a four-year period on a pro rata basis subject to continued service. Mr. Abate will continue to be eligible to receive a 2018 year-end long-term equity-based award at the discretion of the Compensation Committee.

•	With respect to Mr. Robinson: (i) effective for the period of May 22, 2018 through December 31, 2018, Mr. Robinson’s annual base salary rate will be increased from $500,000 to $525,000; (ii) Mr. Robinson’s 2018 target annual bonus was increased from 140% to 150% of actual base salary paid for the full 2018 calendar year (subject to the attainment of company financial performance and personal performance metrics); (iii) an award of PSUs (made pursuant to the Company’s Amended Plan) was granted on May 22, 2018 to Mr. Robinson with a grant date value of $100,000, which award will vest, if at all, at the end of three years (on May 21, 2021) based on TSR over the three-year vesting period, on the same general terms as the 2017 year-end PSU awards granted on December 14, 2017 and described in the 2018 Proxy Statement; and (iv) an award of deferred stock units (made pursuant to the Company’s Amended Plan) was granted on May 22, 2018 to Mr. Robinson with a grant date value of $100,000, which award will vest over a four-year period on a pro rata basis subject to continued service. Mr. Robinson will continue to be eligible to receive a 2018 year-end long-term equity-based award at the discretion of the Compensation Committee.

Retirement of Martin S. Hughes from the Position of CEO. As previously announced on December 4, 2017, on May 22, 2018 Martin S. Hughes retired from the position of Chief Executive Officer of the Company and will remain employed with the Company in an advisory role for a period of two years pursuant to the terms of an Amended and Restated Employment Agreement dated May 22, 2018 (the “Amended Agreement”). The terms of the Amended Agreement are summarized in Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 4, 2017.

The foregoing description of Mr. Hughes’s Amended Agreement is qualified in its entirety by the text of the Amended Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

(a) On May 22, 2018, the Company’s Board of Directors approved an amendment to the Company’s Bylaws. The amendment to the Bylaws became effective on May 22, 2018 following approval by the Company’s Board of Directors. A brief description of the amendment is set forth below.

•	A new Article XII of the Bylaws was added to adopt an exclusive forum provision for certain litigation.

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the amendment to the Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As noted above, the Company held its Annual Meeting on May 22, 2018. There were 75,696,269 shares of Company common stock entitled to vote at the Annual Meeting.  There were four items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.  During the Annual Meeting, stockholders voted to elect Richard D. Baum, Douglas B. Hansen, Christopher J. Abate, Mariann Byerwalter, Debora D. Horvath, Greg H. Kubicek, Karen R. Pallotta, Jeffrey T. Pero, and Georganne C. Proctor as directors to serve on the Board of Directors until the annual meeting of stockholders in 2019 and until their successors are duly elected and qualify.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Baum	59,533,720	609,289	64,932	9,469,549
Douglas B. Hansen	59,887,407	256,416	64,119	9,469,549
Christopher J. Abate	59,894,819	249,074	64,048	9,469,549
Mariann Byerwalter	59,776,091	370,557	61,294	9,469,549
Debora D. Horvath	59,928,406	216,922	62,613	9,469,549
Greg H. Kubicek	59,699,582	445,120	63,240	9,469,549
Karen R. Pallotta	59,784,663	358,899	64,379	9,469,549
Jeffrey T. Pero	59,563,849	579,945	64,147	9,469,549
Georganne C. Proctor	59,523,730	620,670	63,542	9,469,549

Item 2.  During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2018. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
69,244,647	348,707	84,137	0

Item 3.  During the Annual Meeting, stockholders voted on a non-binding advisory resolution to approve named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

For	Against	Abstentions	Broker Non-Votes
51,701,981	8,379,871	126,090	9,469,549

Item 4.  As noted in Item 5.02 (e) above, during the Annual Meeting, stockholders voted to approve an amendment and restatement of the Company’s 2014 Incentive Award Plan to comply with NYSE stockholder approval requirements and to satisfy the stockholder approval requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

For	Against	Abstentions	Broker Non-Votes
59,249,883	824,092	133,967	9,469,549

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Second Amendment to Amended and Restated Bylaws of the Company, as adopted on May 22, 2018

Exhibit 10.1	Redwood Trust, Inc. Amended and Restated 2014 Incentive Award Plan

Exhibit 10.2	Amended and Restated Employment Agreement, by and between Martin S. Hughes and the Company, dated as of May 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2018	REDWOOD TRUST, INC.

	By:	/s/ ANDREW P. STONE
	Name: Title:	Andrew P. Stone Executive Vice President, General Counsel, and Secretary